Exhibit 10.13

EXECUTION COPY

BACKSTOP AGREEMENT

This Backstop Agreement (this “Agreement”) is made as of December 13, 2018 by and among (i) Draper Oakwood Technology Acquisition, Inc., a Delaware corporation (the “Company”), (ii) DOTA Holdings Limited, a Cayman Islands exempted company (“Pubco”), (iii) the investor identified on the signature page hereto (“Investor”), and (iv) for certain limited purposes herein, Cowen and Company, LLC (the “Broker”), and is intended to set forth certain representations, covenants and agreements among the Company, Pubco and Investor with respect to the acquisition by Investor of shares of Class A Common Stock of the Company, par value $0.0001 per share (“Common Stock”), through the open market and private transactions described in Section 2 hereof. The respective representations, covenants and agreements set forth herein are made in connection with the Company’s proposed business combination (the “Business Combination”) with Reebonz, Limited, a Singapore corporation (“Reebonz”), pursuant to that certain Business Combination Agreement, dated as of September 4, 2018 (as it may be amended, the “Business Combination Agreement”), by and among the Company, Pubco, DOTA Merger Subsidiary Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“Merger Sub”), Draper Oakwood Investments, LLC (solely in the capacity as the Purchaser Representative thereunder), Reebonz and the shareholders of Reebonz named therein. Prior to the Closing (as defined below), the Company and Pubco are also entering into backstop agreements (the “Other Guaranteed Agreements”) with other investors in the Company (the “Other Guaranteed Investors”) who will also be subject to similar guarantees of performance and resale requirements as contemplated by this Agreement.

1. Transfer, Voting and Non-Redemption of Common Stock.

(a) Investor covenants and agrees that until the earlier of (i) the closing under the Business Combination Agreement (the “Closing”) or (ii) the date on which the Business Combination Agreement is terminated in accordance with its terms (the “Termination Date”), it shall not, and shall ensure that its Affiliates do not, Transfer any Common Stock, including any Backstop Shares that it acquires under Section 2. For purposes hereof, (A) “Affiliate” means affiliate as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (B) “Transfer” means any direct or indirect transfer, redemption, disposition or monetization in any manner whatsoever, including through redemption election or any derivative transactions.

(b) Investor covenants and agrees that it shall, and shall cause each of its Affiliates to, (i) vote all of the Common Stock, if any, including any Backstop Shares, that it owns as of the record date for the special meeting of stockholders to be held by the Company to approve, among other things, the Business Combination (the “Special Meeting”) in favor of (A) the Business Combination, pursuant to a proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting, as supplemented by definitive additional materials filed with the Exchange through the date hereof (the “Proxy Statement”) and (B) each of the other proposals of the Company set forth in the Proxy Statement, and (ii) waive and not exercise any rights that it may have to redeem or convert any Common Stock that it owns, including any Backstop Shares that it acquires under Section 2, in connection with the redemption conducted by the Company in accordance with the Company’s organizational documents and the final prospectus of Purchaser, dated September 14, 2017, and filed with the SEC on September 15, 2017 (File No. 333-220180) (the “IPO Prospectus”) in conjunction with the Business Combination (the “Redemption”).

2. Backstop. Commencing on the date hereof and through 5:00 p.m. Eastern Time on December 14, 2018 (the “Deadline”), Investor shall (provided it is lawful to do so) purchase the number of shares of Common Stock of the Company set forth opposite its name on the signature page hereto in the open market (the “Open Market Shares”) or in privately negotiated transactions with third parties, including forward contracts (the “Private Purchase Shares”, and collectively with the Open Market Shares, including any Pubco Ordinary Shares issued in exchange for shares of Common Stock in connection with the Business Combination, the “Backstop Shares”), provided that such transactions settle prior to the Closing. Notwithstanding anything to the contrary contained herein, any purchases of Backstop Shares by Investor hereunder shall be effected through the Broker, subject to broker’s commissions. On the Business Day immediately following the Deadline and promptly at other times requested by the Company from time to time, Investor will (x) notify the Company in writing of the number of Open Market Shares and Private Purchase Shares so purchased and the aggregate purchase price paid by Investor for such Backstop Shares (the “Aggregate Purchase Price”) and (y) provide the Company, for all Backstop Shares acquired, all documentary evidence reasonably requested by the Company or its advisors (including legal counsel) or the Company’s transfer agent and proxy solicitor to confirm that Investor has purchased such shares and holds such shares through the Closing and has not submitted any such shares for redemption in connection with the Redemption. Investor acknowledges that, in connection with the Business Combination, Pubco will issue ordinary shares, par value $0.0001 per share, of Pubco (“Pubco Ordinary Shares”) in exchange for the outstanding Common Stock of the Company, as described in the Proxy Statement.

3. Escrow. the Company and Pubco have delivered an irrevocable instruction letter in the form attached hereto as Exhibit E to Continental Stock and Trust Company (“CST”), as trustee pursuant to the Investment Management Trust Agreement (the “Trust Agreement”), dated as of September 14, 2017, by and between the Company and CST, instructing CST to deliver from the Trust Account an amount (Investor’s “Escrow Amount”) equal to the number of Backstop Shares held by Investor and not redeemed in accordance with this Agreement multiplied by the Redemption Price to a segregated escrow account (the “Escrow Account”) with CST, as escrow agent (the “Escrow Agent”), pursuant to an escrow agreement substantially in the form of Exhibit A hereto by and among Pubco, the Company, Investor, the Broker and the Escrow Agent (the “Escrow Agreement”). In the event that the Business Combination Agreement is terminated and the Closing does not occur, Investor shall retain its rights as a public holder of Common Stock pursuant to the terms of the Trust Agreement. For purposes hereof, the “Redemption Price” means an amount equal to the price at which each share of Common Stock is redeemed from Public Stockholders (as defined below) pursuant to the Redemption.

4. Pubco Share Issuance. In consideration of the purchase and retention by Investor of the Backstop Shares through the Closing in accordance with the terms of this Agreement, Pubco agrees that, not later than ten (10) days following the Closing, it will issue to Investor 0.25 Pubco Ordinary Shares for each Backstop Share held and retained by Investor in accordance with the terms of this Agreement (such Pubco Ordinary Shares, the “Additional Shares”, and together with the Backstop Shares, the “Securities”). Pubco hereby agrees, on the terms and conditions set forth in Exhibit B hereto, to register the resale of the Additional Shares (and any Affiliate Shares as described below) under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws.

5. Restriction on Transfer of the Additional Shares and Affiliate Shares. Investor hereby agrees that it will not, directly or indirectly, transfer, dispose of or otherwise monetize the Additional Shares in any manner whatsoever, except pursuant to an effective registration statement under the Securities Act with respect to such shares (the “Investor Resale Registration Statement”) or in a transaction that is in compliance with the Securities Act and applicable state securities laws. Investor further agrees that if at the time any sale, transfer or other disposal of Backstop Shares is to be made, Investor is an Affiliate of Pubco or shall have been an Affiliate of Pubco at any time during the ninety (90) days immediately before such sale, transfer or other disposal, Investor will not sell, transfer or dispose of such Backstop Shares except pursuant to the Investor Resale Registration Statement or other effective registration statement under the Securities Act covering the sale of such Backstop Shares (such Backstop Shares when Investor is or has been an Affiliate of Pubco as described in this sentence, “Affiliate Shares”) or in a transaction that is in compliance with the Securities Act and applicable state securities laws. Except as provided in this Agreement, it shall be a condition to any such transfer described in this Section 5 (other than pursuant to the effective Investor Resale Registration Statement) that Pubco shall be furnished with a written opinion of counsel to the holder of such Additional Shares or Affiliate Shares, reasonably satisfactory to Pubco, to the effect that the proposed transfer would be in compliance with the Securities Act and applicable state securities laws.

6. Resale of Shares.

(a) Investor acknowledges that the Broker has been engaged by Investor to (i) purchase the Backstop Shares on behalf of Investor prior to the Deadline and allow sufficient time for the settlement of such purchases prior to the Closing in accordance with Section 2 and (ii) sell the Backstop Shares (and, following the effectiveness of the Investor Resale Registration Statement, the Additional Shares and Affiliate Shares) in the open market on behalf of Investor (and Other Guaranteed Investors) during the ninety (90) day period following the Closing (the “Resale Period”). Investor agrees that from the Broker’s engagement by the Investor until the end of the Resale Period, Investor may not terminate Broker’s engagement without the prior written consent of Pubco and the Company (not to be unreasonably withheld, delayed or conditioned, and in any event only with the appointment of a replacement broker that is reasonably acceptable to Pubco and the Company to act as “Broker” on behalf of Investor hereunder). At its sole discretion, Pubco may reduce the Resale Period by up to thirty (30) days; provided, that (i) no such reduction in the Resale Period shall make the resale period end less than five (5) Trading Days after the Investor Resale Registration Statement has become effective, and (ii) Pubco may not reduce the Resale Period for any Other Guaranteed Investor unless it also reduces the Resale Period under this Agreement.

(b) Investor hereby acknowledges and agrees that pursuant to this Agreement, it is giving standing instructions to the Broker during the Resale Period to sell its Securities in accordance with the terms and conditions set forth on Exhibit C hereto (the “Sale Conditions”). For the avoidance of doubt, during the Resale Period, without the prior written consent of Pubco, Investor may not sell any Securities except through the Broker in accordance with the Sale Conditions.

(c) Investor shall provide a written report to Pubco, no less than weekly, with the total number of Backstop Shares and Additional Shares it has sold through the Broker, and the net proceeds (net of broker’s commissions) from such sales (“Net Proceeds”), and shall provide a final written report with respect to such matters on at the close of trading on the last day of the Resale Period (or on the next Business Day if such date is not a Business Day), in each case, along with reasonable backup documentation provided by the Broker for such sales and other backup documentation reasonably requested by Pubco. In the event that at the end of the Resale Period the Broker has not been able to sell all of the Securities in the open market in accordance with this Agreement, Pubco shall purchase any remaining unsold Securities from the Broker on behalf of Investor at a price per share equal to the VWAP (as defined in the Business Combination Agreement) of the Pubco Ordinary Shares over the ten (10) Trading Days ending on the close of business on the principal securities exchange or securities market on which the Pubco Ordinary Shares are then traded as of the last day of the Resale Period (as equitably adjusted for share splits or dividends, combinations, recapitalizations and the like during such ten Trading Day period); provided, that in no event shall Pubco be obligated to purchase any remaining unsold Securities from the Broker to the extent that the Net Proceeds from any such sale would be in excess of the Guaranteed Amount with respect to such Securities. For purposes of this Agreement, (i) a “Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (ii) a “Trading Day” shall mean a day during which trading in the Common Stock generally occurs on the NASDAQ Capital Market or, if the Common Stock is not listed on the NASDAQ Capital Market, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading. Any funds held of the account of Investor in the Broker Account after the sale of Securities may be removed from the Broker Account at any time during or after the Resale Period. Investor acknowledges that it is a sophisticated investor engaged in the business of assessing and assuming investment risks with respect to securities, including Pubco’s securities, and further acknowledges in the event that Pubco is required or permitted to repurchase its securities pursuant to this Section 6(c) or Exhibit C, Investor understands and acknowledges that Pubco may have material non-public information of or regarding Pubco or its securities (“Non-Public Information”), which Non-Public Information may be material to a reasonable investor when making an investment decision. Investor hereby waives any claim, or potential claim, it has or may have against Pubco or Pubco’s Representatives relating to Pubco’s possession of Non-Public Information in connection with Pubco’s purchase of any Pubco securities from Investor pursuant to this Section 6(c) or Exhibit C.

7. Guaranty.

(a) Pubco hereby guarantees to Investor, subject to the provisions hereof, that the aggregate Net Proceeds received by Investor from all sales of Investor’s Backstop Shares and Additional Shares (including repurchases by Pubco pursuant to the last sentence of Section 6) shall be not less than one hundred and ten percent (110%) of Investor’s Aggregate Purchase Price (the “Guaranteed Amount”).

(b) In the event that the Net Proceeds received by Investor as of the second Business Day after the end of the Resale Period shall be less than Investor’s Guaranteed Amount (the “Shortfall”), the Broker shall, on the second Business Day after the end of the Resale Period instruct the Escrow Agent in accordance with the Escrow Agreement to pay (i) to Investor’s brokerage account with the Broker (the “Broker Account”), the aggregate amount of the Shortfall and (ii) to Pubco the remaining balance of the funds in the Escrow Account. In any event, Investor shall be entitled to any interest, dividends, gains and other income on the Escrow Amount while held in the Escrow Account (“Earnings”), and on the final distribution of funds in the Escrow Account (but in no event later than the second Business Day after the end of the Resale Period), the Broker shall instruct the Escrow Agent in accordance with the Escrow Agreement to pay the Earnings to the Broker Account.

(c) Upon making such payment to the Broker Account, Pubco shall have no continuing obligations under this Section 7 with respect to such amounts paid, and Investor’s sole recourse should it not receive the portion of the Shortfall paid to the Broker Account shall be to seek payment from the Broker, and Investor shall have in no circumstance have recourse against Pubco or its officers or directors.

8. Representations, Warranties, Understandings, Risk Acknowledgments, and Covenants of Investor. Investor hereby represents, warrants and covenants to the Company and Pubco as follows:

(a) Investor will be purchasing the Backstop Shares and receiving the Additional Shares for its own account, not as a nominee or agent. Investor will not sell, assign or transfer any Securities at any time in violation of the Securities Act or applicable state securities laws. Investor acknowledges that the Additional Shares and Affiliate Shares cannot be sold unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Investor understands that the Additional Shares (A) have not been registered under the Securities Act or any state securities laws, (B) have been offered and will be sold in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act, and (C) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings. Pursuant to the foregoing, Investor acknowledges that until such time as the resale of the Additional Shares and any Affiliate Shares have been registered under the Securities Act as contemplated hereby or may otherwise may be sold pursuant to an exemption from registration, the certificates representing any Additional Shares or Affiliate Shares acquired or held by Investor shall bear a customary restrictive legend (and a stop-transfer order may be placed against transfer of the certificates evidencing such Additional Shares and Affiliate Shares) reflecting such limitations in form and substance reasonably acceptable to Pubco. Additionally, Investor acknowledges that the Securities may include additional legends in form and substance reasonably acceptable to Pubco reflecting the transfer restrictions under this Agreement that apply during the Resale Period.

(b) Investor has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting Investor’s interest in connection with the acquisition of the Securities. Investor understands that the acquisition of the Securities is a speculative investment and involves substantial risks and that Investor could lose its entire investment. Further, Investor has (i) carefully read and considered the risks identified in the Disclosure Documents (as defined below) and (ii) carefully considered the risks related to the Business Combination, the Company, Pubco and Reebonz and has taken full cognizance of and understands all of the risks related to the Company, Pubco, Reebonz, the Business Combination, the Securities and the transactions contemplated hereby, including the purchase of the Securities. Acknowledging the very significant tax impact analysis and other analyses that is warranted in determining the consequences to it of purchasing and owning the Securities, to the extent deemed necessary by Investor, Investor has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the foregoing, including purchasing and owning the Securities. Investor has the ability to bear the economic risks of Investor’s investment in the Company, including a complete loss of the investment, and Investor has no need for liquidity in such investment.

(c) Investor has been furnished by the Company and Pubco all information (or provided access to all information it reasonably requested) regarding the business and financial condition of the Company, Pubco, Reebonz, the expected plans for future business activities, and the merits and risks of an investment in the Securities which Investor has reasonably requested or otherwise needs to evaluate the investment in the Securities. Investor is in receipt of and has carefully read and understands the following items (collectively, the “Disclosure Documents”): (i) the IPO Prospectus; (ii) each filing made by the Company and Pubco with the SEC following the filing of the IPO Prospectus through the date of this Agreement; (iii) the Business Combination Agreement (including any amendment thereto), a copy of which has been filed by the Company with the SEC; and (iv) the Proxy Statement and the matters proposed to be voted on pursuant thereto, a copy of which has been filed by the Company with the SEC. Investor understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall no longer apply following the Closing. Investor acknowledges that none of the Company, Pubco nor Reebonz nor any of respective Affiliates has made or makes any representation or warranty to Investor in respect of the Company, Pubco, Reebonz or the Business Combination, other than the representations and warranties contained in this Agreement.

(d) In making its investment decision to acquire the Securities, Investor is relying solely on investigations made by Investor and its Representatives. The offer to sell the Additional Shares was communicated to Investor in such a manner that Investor was able to ask questions of and receive answers from the management of the Company and Pubco concerning the terms and conditions of the proposed transaction and that at no time was Investor presented with or solicited by or through any advertisement, article, leaflet, public promotional meeting, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting or any other form of general or public advertising or solicitation.

(e) Investor acknowledges that it has been advised that: (i) The Securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company. Any representation to the contrary is a criminal offense. (ii) In making an investment decision, Investor must rely on its own examination of the Company, Pubco, Reebonz, the Business Combination, and the Securities, including the merits and risks involved. The Securities have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation. Any representation to the contrary is a criminal offense. (iii) The Additional Shares and Affiliate Shares will be “restricted securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investor is aware of the provisions of Rule 144 are not currently available and, in the future, may not become available for resale of any of the Additional Shares and Affiliate Shares and that the Pubco is an issuer subject to Rule 144(i) under the Securities Act.

(f) Investor further represents and warrants that it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and Investor has executed the Investor Questionnaire attached hereto as Exhibit D (the “Investor Questionnaire”) and shall provide to the Company and Pubco an updated Investor Questionnaire for any change in circumstances at any time on or prior to the Closing. As of the date of this Agreement and at all times during the Resale Period, Investor and its Affiliates do not have, and during the 30 day period prior to the date of this Agreement, Investor and its Affiliates have not, in a seller, transferor or other similar capacity, entered into, any “put equivalent position” as such term is defined in Rule 16a-1 of under the Exchange Act or short sale positions with respect to the securities of the Company or, following the Closing, the securities of Pubco. In addition, Investor shall comply with all applicable provisions of Regulation M promulgated under the Securities Act.

(g) If Investor is a natural person, he or she has reached the age of majority in the state in which Investor resides, has adequate means of providing for Investor’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment. If Investor is a partnership, corporation, trust, estate or other entity (an “Entity”): (i) such Entity has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such Entity in connection with the acquisition of the Securities, (b) to delegate authority pursuant to power of attorney and (c) to acquire and hold such Securities; (ii) the signature of the party signing on behalf of such Entity is binding upon such Entity; and (iii) such Entity has not been formed for the specific purpose of acquiring such Securities unless each beneficial owner of such entity is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification. If Investor is a retirement plan or is investing on behalf of a retirement plan, Investor acknowledges that investment in the Securities poses additional risks including the inability to use losses generated by an investment in the Securities to offset taxable income.

(h) This Agreement has been duly authorized, executed and delivered by Investor and constitutes a legal, valid and binding obligation of Investor enforceable against Investor in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws (collectively, the “Enforceability Exceptions”).

(i) Investor understands and confirms that the Company and Pubco will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement. All representations and warranties provided to the Company furnished by or on behalf of Investor, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Investor agrees to furnish the Company and Pubco with such other information as either of them may reasonably request in order to verify the accuracy of the information contained herein and agrees to notify the Company and Pubco immediately of any material change in the information provided herein that occurs prior to the acceptance of this Agreement by the Company and Pubco.

(j) Neither Investor nor, to the extent it has them, any of its shareholders, members, managers, general or limited partners, directors, Affiliates or executive officers (collectively with Investor, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Investor has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of Securities by Investor will not subject the Company to any Disqualification Event.

9. Representations, Warranties, Understandings, Risk Acknowledgments, and Covenants of Pubco and the Company. Each of Pubco and the Company hereby represents, warrants and covenants to Investor as follows:

(a) Subject to obtaining all required approvals necessary in connection with the consummation and performance of the Business Combination Agreement (including the approval by the Company’s stockholders at the Special Meeting of the matters described in clauses (i)(A) and (B) of Section 1(b)), (i) each of Pubco and the Company has all requisite corporate power and authority to enter into and perform it obligations under this Agreement and the Escrow Agreement, and (ii) the delivery and performance of this Agreement and the Escrow Agreement by Pubco and the Company and the consummation by each of them of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action, and no other proceedings on Pubco’s or the Company’s part are necessary to authorize the execution, delivery or performance of this Agreement or the Escrow Agreement. This Agreement has been, and upon its execution and delivery by Pubco and the Company the Escrow Agreement shall be, duly authorized, executed and delivered by each of Pubco and the Company and, assuming the due authorization, execution and delivery of this Agreement and the Escrow Agreement by the other parties hereto and thereto, constitutes a legal, valid and binding obligation of each such party enforceable against such party in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

(b) The Additional Shares shall have been duly and validly authorized for issuance and sale to Investor and, when issued to Investor in the manner contemplated by this Agreement, will be duly and validly issued, and will be sold free and clear of any and all liens and encumbrances other than those imposed by Pubco’s organizational documents, this Agreement and applicable securities laws or as otherwise created by Investor.

(c) After the Closing and after giving effect to the transactions contemplated by this Agreement and the Other Guaranteed Agreements to occur in connection with the Closing, Pubco, together with its subsidiaries, will not be insolvent.

10. Waiver Against Trust. Investor understands that, as described in the IPO Prospectus, the Company has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and the overallotment shares acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public stockholders and underwriters (the “Public Stockholders”), and that, except as otherwise described in the IPO Prospectus, the Company may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their Common Stock in connection with the consummation of the Company’s initial business combination (as such term is used in the IPO Prospectus), (b) to the Public Stockholders if the Company fails to consummate its initial business combination within twelve (12) months (or up to twenty (21) months if extended pursuant to the terms of its organizational documents) after the closing of the IPO, (c) to pay any taxes and for working capital purposes from the interest accrued in the Trust Account, and (d) to the Company after or concurrently with the consummation of its initial business combination. For and in consideration of the Company entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Investor hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Agreement, neither Investor nor its Affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this agreement or any proposed or actual business relationship between the Company or its Representatives, on the one hand, and Investor or its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (“Released Claims”). Investor on behalf of itself and its Affiliates hereby irrevocably waives any Released Claims that Investor or its Affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever. Investor agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by the Company and its Affiliates to induce the Company to enter in this Agreement, and Investor further intends and understands such waiver to be valid, binding and enforceable against Investor and each of its Affiliates under applicable law. Notwithstanding the foregoing, this Section 10 shall not affect any rights of the Investor or its Affiliates as a Public Stockholder to receive distributions from the Trust Account in its capacity as a Public Stockholder (but subject to the agreements of Investor in Section 1(b)). Notwithstanding anything to the contrary contained in this Agreement, this Section 10 shall survive termination or expiration of this Agreement for any reason. For purposes of this Agreement, the term “Representatives” shall mean, with respect to any party, its Affiliates and the respective officers, directors, managers, employees, consultants, advisors, agents and other legal representatives of such party and its Affiliates.

11. Expenses. Each party hereto shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

12. Survival. All representations, warranties and covenants of Investor contained in Section 8 of this Agreement and of Pubco and the Company contained in Section 9 of this Agreement shall survive until the earlier of (a) the Closing and (b) the Termination Date. Investor acknowledges the meaning and legal consequences of the representations, warranties and covenants contained herein and that the Company and Pubco have relied upon such representations, warranties and covenants in determining Investor’s qualification and suitability to purchase or acquire the Securities.

13. Notices. All notices, consents, waivers and other communications hereunder will be in writing and will be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one (1) Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address as shall be specified by like notice):

If to the Company or Pubco at or prior to the Closing, to:

Draper Oakwood Technology Acquisition, Inc.
c/o Draper Oakwood Investments, LLC
55 East 3rd Ave.
San Mateo, CA 94401, USA
Attn: Aamer Sarfraz
Telephone No.: +44-777-049-0449
Email: aamer@draperoakwood.com

with copies (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105, USA
Attn: Stuart Neuhauser, Esq. and Douglas Ellenoff, Esq.
Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300
Email: sneuhauser@egsllp.com; ellenoff@egsllp.com

and

Reebonz Limited
5 Tampines North Drive 5
Singapore 528548
Attn: Samuel Lim Kok Eng
Facsimile No.: 011 65 6499 9443
Telephone No.: 011 65 6511 8475
Email: samuel.lim@reebonz.com

and

Dentons Rodyk & Davidson LLP
80 Raffles Place, #33-00 UOB Plaza 1
Singapore 048624
Attn: S. Sivanesan
Facsimile No.: 011 65 6532 1838
Telephone No.: 011 65 6885 3685
Email: sivanesan.s@dentons.com

If to the Company or Pubco after the Closing, to:

Reebonz Holding Limited
5 Tampines North Drive 5
Singapore 528548
Attn: Samuel Lim Kok Eng
Facsimile No.: 011 65 6499 9443
Telephone No.: 011 65 6511 8475
Email: samuel.lim@reebonz.com

with copies (which will not constitute notice) to:

Dentons Rodyk & Davidson LLP
80 Raffles Place, #33-00 UOB Plaza 1
Singapore 048624
Attn: S. Sivanesan
Facsimile No.: 011 65 6532 1838
Telephone No.: 011 65 6885 3685
Email: sivanesan.s@dentons.com

and

Draper Oakwood Investments, LLC
55 East 3rd Ave.
San Mateo, CA 94401, USA
Attn: Aamer Sarfraz
Telephone No.: +44-777-049-0449
Email: aamer@draperoakwood.com

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105, USA
Attn: Stuart Neuhauser, Esq. and Douglas Ellenoff, Esq.
Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300
Email: sneuhauser@egsllp.com; ellenoff@egsllp.com

If to the Broker to: Cowen and Company, LLC 262 Harbor Drive Stamford, CT. 06902 Attn: Tim Manning, Managing Director Special Situations Telephone No.: (646) 616-3062 Email: Timothy.manning@cowen.com
If to Investor, to the address of Investor set forth on the signature page hereto.

14. Notification of Changes. Investor agrees to notify the Company and Pubco immediately upon the occurrence of any event that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein.

15. Entire Agreement; Amendments; Waiver. This Agreement, together with the exhibits hereto, constitutes the entire agreement of Investor, the Company, Pubco and the Broker relating to the matters contained herein and therein, superseding all prior contracts or agreements, whether oral or written; provided, that the foregoing will not affect any confidentiality obligations of Investor to the Company, Pubco or Reebonz pursuant to any confidentiality agreements entered into by Investor prior to the date hereof. This Agreement may not be amended, modified or terminated except by an instrument in writing signed by the Company, Pubco and Investor, and with respect to Sections 6(b) and 7(b) hereof and Exhibit C hereto, the Broker. This Agreement may not be waived except by an instrument in writing signed by the party against whom enforcement of waiver is sought.

16. Assignment; Binding Effect. This Agreement shall not be assigned without the prior written consent of the Company, Pubco and Investor (not to be unreasonably withheld, delayed or conditioned), and any assignment without such consent shall be null and void ab initio. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, successors and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. This Agreement does not confer any rights or remedies upon any person or entity other than the parties hereto and their heirs, successors and permitted assigns, provided, however, that Reebonz is an intended third-party beneficiary of this Agreement, and each party hereby acknowledges and agrees that Reebonz has the right prior to the Closing to cause the Company and Pubco to enforce their respective rights and perform their respective obligations under this Agreement.

17. Arbitration. Any and all disputes, controversies and claims (other than applications for a temporary restraining order, preliminary injunction, permanent injunction or other equitable relief or application for enforcement of a resolution under this Section 17) arising out of, related to, or in connection with this Agreement or the transactions contemplated hereby (a “Dispute”) shall be governed by this Section 17. A party must, in the first instance, provide written notice of any Disputes to the other parties subject to such Dispute, which notice must provide a reasonably detailed description of the matters subject to the Dispute. The parties involved in such Dispute shall seek to resolve the Dispute on an amicable basis within ten (10) Business Days of the notice of such Dispute being received by such other parties subject to such Dispute (the “Resolution Period”); provided, that if any Dispute would reasonably be expected to have become moot or otherwise irrelevant if not decided within sixty (60) days after the occurrence of such Dispute, then there shall be no Resolution Period with respect to such Dispute. Any Dispute that is not resolved during the Resolution Period may immediately be referred to and finally resolved by arbitration pursuant to the then-existing Expedited Procedures (as defined in the AAA Procedures) of the Commercial Arbitration Rules (the “AAA Procedures”) of the AAA. Any party involved in such Dispute may submit the Dispute to the AAA to commence the proceedings after the Resolution Period. To the extent that the AAA Procedures and this Agreement are in conflict, the terms of this Agreement shall control. The arbitration shall be conducted by one arbitrator nominated by the AAA promptly (but in any event within five (5) Business Days) after the submission of the Dispute to the AAA and reasonably acceptable to each party subject to the Dispute. The arbitrator shall accept his or her appointment and begin the arbitration process promptly (but in any event within five (5) Business Days) after his or her nomination and acceptance by the parties subject to the Dispute. The proceedings shall be streamlined and efficient. The arbitrator shall decide the Dispute in accordance with the substantive law of the state of New York. Time is of the essence. Each party subject to the Dispute shall submit a proposal for resolution of the Dispute to the arbitrator within twenty (20) days after confirmation of the appointment of the arbitrator. The arbitrator shall have the power to order any party to do, or to refrain from doing, anything consistent with this Agreement, the Escrow Agreement and applicable law, including to perform its contractual obligation(s); provided, that the arbitrator shall be limited to ordering pursuant to the foregoing power (and, for the avoidance of doubt, shall order) the relevant party (or parties, as applicable) to comply with only one or the other of the proposals. The arbitrator’s award shall be in writing and shall include a reasonable explanation of the arbitrator’s reason(s) for selecting one or the other proposal. The seat of arbitration shall be in New York County, State of New York. The language of the arbitration shall be English.

18. Governing Law; Jurisdiction; WAIVER OF JURY TRIAL. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof. Subject to Section 17, any action, litigation, claim or other legal proceeding (a “Proceeding”) arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate court thereof) (the “Specified Courts”). Subject to Section 17, each party hereto (and Reebonz to the extent of its third party beneficiary rights) hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Proceeding arising out of or relating to this Agreement and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party (and Reebonz to the extent of its third party beneficiary rights) agrees that a final judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other Proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 13. Nothing in this Section 18 shall affect the right of any party to serve legal process in any other manner permitted by law. Each party hereto (and Reebonz to the extent of its third party beneficiary rights) hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any Proceeding directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby.

19. Specific Performance. Each party acknowledges that the rights of each party to consummate the transactions contemplated by this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by any party, money damages may be inadequate and the non-breaching party (or Reebonz) may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable party in accordance with their specific terms or were otherwise breached. Accordingly, each party (and Reebonz as a third party beneficiary) shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

20. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

21. Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

22. Interpretation. The headings, titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “Dollars” or “$” means U.S. dollars. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

23. Counsel. Investor hereby acknowledges that the Company and Pubco and their respective counsel represent the interests of the Company and Pubco, respectively, and not those of Investor in any agreement (including this Agreement) to which the Company or Pubco is a party.

24. Information; Confidentiality. Without limiting any pre-existing confidentiality obligations of Investor, Investor agrees that it will not, until the Closing, without the Company’s and Pubco’s prior written consent, disclose to any other person or entity the nature, extent or fact that Investor is entering this Agreement or the terms and conditions hereof, or any information Investor may receive in connection with this Agreement (in each case to the extent the Company or Pubco or their respective Representatives have communicated the confidentiality thereof) other than (a) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case Investor agrees, to the extent not prohibited by applicable law, to inform the Company and Pubco promptly thereof prior to such disclosure and cooperate with any efforts by the Company or Pubco to prevent or limit such disclosure), (b) to the extent that such information is or becomes publicly available other than by reason of disclosure by Investor or its Representatives in violation of this Agreement, or (c) to Investor’s Representatives who need to know such information and who are informed of the confidential nature of such information and are obligated to keep such information confidential. Investor will cause its Representatives to comply with the confidentiality provisions of this Agreement as fully as if they were a party hereto and will be responsible for a breach of the confidentiality provisions of this Agreement by any such Representatives. In addition, Investor shall not, for a period of six (6) months from the date hereof, make any public disclosure of the nature, extent or fact that Investor is entering this Agreement or the terms and conditions hereof, without the prior written consent of the Company and Pubco.

25. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile or other electronic transmission of this signed Agreement shall be legal and binding on all parties hereto.

{Signature pages follow}

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

The Company:

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC.

By:	/s/ Aamer Sarfraz
Name: Aamer Sarfraz
Title: Chief Executive Officer

Pubco:

DOTA HOLDINGS LIMITED

By:	/s/ Aamer Sarfraz
Name: Aamer Sarfraz
Title: Director

The Broker:

Solely with respect to Sections 6(b) and 7(b) hereof and Exhibit C hereto:

COWEN AND COMPANY, LLC

By:	/s/ Tim Manning
Name: Tim Manning
Title: MD

{Additional Signature Pages Follow}

{Signature Page to Backstop Agreement}

Accepted and agreed, effective as of the date first set forth above:

Name of Investor:

S4 Limited
[Please print full name of Investor (individual or entity)]

Signature:

/s/ Robert Salem
[Authorized signature of Investor]

Name of Signatory:

Robert Salem
[Please print full name of authorized signatory if Investor is an entity]

Title of Signatory:

Director
[Please print title of authorized signatory if Investor is an entity]

Total Number of Purchased Shares:

1,000,000

Address for Notice:

S4 Limited
5 Church Mount
London, N2 0RW, United Kingdom
Attn: Robert Salem, Director
Email: rsalem@durationam.com
Tel: +44 77 6802 0999

with a copy (which will not constitute notice) to:

Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
Attn: Giovanni Caruso, Esq.
Facsimile No.: (212) 937-3943
Telephone No.: (212) 407-4866
Email: gcaruso@loeb.com

{Signature Page to Backstop Agreement}

Exhibit A

Form of Escrow Agreement

See attachment.

A-1

ESCROW AGREEMENT

This ESCROW AGREEMENT (this “Agreement”) is made as of December 13, 2018 by and among Draper Oakwood Technology Acquisition, Inc., a Delaware corporation (the “Company”), DOTA Holdings Limited, a Cayman Islands exempted company (“Pubco”), S4 Limited (“Investor”), Cowen and Company, LLC (the “Broker”) and Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”).

WHEREAS, the Company and Pubco are parties to that certain Business Combination Agreement, dated as of September 4, 2018 (as amended, the “Business Combination Agreement”), by and among the Company, Pubco, DOTA Merger Subsidiary Inc., a Delaware corporation and a wholly owned subsidiary of Pubco, Draper Oakwood Investments, LLC (solely in the capacity as the Purchaser Representative thereunder), Reebonz, Limited, a Singapore corporation (“Reebonz”), and the shareholders of Reebonz named therein, pursuant to which the parties will consummate a business combination where Reebonz will become a wholly-owned subsidiary of Pubco (the “Business Combination”);

WHEREAS, in connection with the Business Combination, the Company, Pubco, Investor and the Broker have entered into that certain Backstop Agreement, dated as of December 13, 2018 (the “Backstop Agreement”);

WHEREAS, pursuant to, and subject to the terms and conditions of, the Backstop Agreement, Investor has agreed to purchase through the Broker a specified number of shares of Class A common stock of the Company in the open market or in privately negotiated transactions with third parties (together with any Pubco ordinary shares issued in exchange for shares of the Company’s Class A common stock in connection with the Business Combination, the “Backstop Shares”);

WHEREAS, in accordance with Section 3 of the Backstop Agreement the Company agreed to establish a segregated escrow account (the “Escrow Account”) and to provide irrevocable instructions to Continental Stock Transfer & Trust Company, in its capacity as the trustee (the “Trustee”) of the Company’s trust account (the “Trust Account”) under the Investment Management Trust Agreement, dated as of September 14, 2017, by and between the Company and the Trustee, to deliver from the Trust Account an amount equal to the number of Backstop Shares held by Investor and not redeemed in accordance with the Backstop Agreement multiplied by the Redemption Price (as defined in the Backstop Agreement) (the “Escrow Amount”) to be held and disbursed in accordance with this Agreement, subject to the terms and conditions of the Backstop Agreement; and

WHEREAS, the Escrow Agent is willing to establish the Escrow Account on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1.  Appointment; Cash Placed in Escrow. Pubco, the Company and Investor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment and agrees to act as escrow agent in accordance with the terms and conditions set forth herein. As of the consummation of the Business Combination, the Company shall irrevocably direct the Trustee to deposit or cause to be deposited with the Escrow Agent the Escrow Amount to be held in escrow in the Escrow Account in accordance with this Agreement. The Escrow Agent will issue to Pubco, the Company and Investor its written confirmation of the receipt of the Escrow Amount.

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2. Maintenance of the Escrow Funds. Upon delivery of the Escrow Amount to the Escrow Agent, the Escrow Amount, together with all interest, dividends, gains and other income thereon (collectively, “Earnings” and, the Escrow Amount, together with the Earnings, as reduced by any disbursements from the Escrow Account by the Escrow Agent in accordance with the terms of this Agreement, the “Escrow Funds”), shall be held by the Escrow Agent in the Escrow Account in accordance with the terms of this Agreement. During the term of this Escrow Agreement, the Escrow Agent shall invest and reinvest the Escrow Funds in direct obligations of, or obligations guaranteed by, the United States of America, or as otherwise jointly directed in writing by Pubco and Investor. All income earned and received from the investment and reinvestment of the Escrow Funds (including any Earnings thereon) shall continue to be held in the Escrow Account and shall increase the amount of the Escrow Funds, but upon distribution of the Escrow Funds in accordance with this Agreement, all Earnings on the Escrow Amount will be distributed to Investor. While the funds are on deposit, the Escrow Agent may earn bank credits or other consideration. Subject to the aforementioned permitted investments, the Escrow Funds shall at all times remain available for distribution in accordance with the terms of this Agreement. During the term of this Agreement, the Escrow Agent shall hold the Escrow Funds in the Escrow Account, subject to the aforementioned permitted investments, and shall not sell, transfer, dispose of, lend or otherwise subject to any lien, attachment or other encumbrance any of the Escrow Funds except until and to the extent that they are disbursed in accordance with Section 3 below.

3. Disbursement of the Escrow Funds. The Escrow Agent shall hold the Escrow Funds and shall deliver the Escrow Funds (or the applicable portion thereof) either to the Investor’s brokerage account with the Broker (the “Broker Account”) or to Pubco, in any case in accordance with the terms of the Backstop Agreement and pursuant to a written instruction executed by the Broker; provided, that upon the final distribution of the Escrow Funds (and in no event later than the second Business Day after the end of the Resale Period (as defined in the Backstop Agreement)), the Broker shall provide written instructions to the Escrow Agent for all Earnings to be distributed to the Broker Account.

4. Tax Matters. For all U.S. and foreign tax purposes, except as required by applicable law, Pubco shall be the owner of the Escrow Funds while held in the Escrow Account and until released in accordance with this Agreement, except that all Earnings earned with respect to the Escrow Funds while held by the Escrow Agent shall be treated as earned by Investor until released. The Escrow Agent shall have the right to deduct and withhold taxes from any payments to be made hereunder if such withholding is required by law and to request and receive any necessary tax forms, including Form W-9 or the appropriate series of Form W-8, as applicable, or any similar information, from the applicable recipient of Escrow Funds.

5. Duties. The Escrow Agent’s duties are entirely ministerial and not discretionary, and the Escrow Agent will be under no duty or obligation to do or to omit the doing of any action with respect to any Escrow Funds, except to give notice, provide monthly reports, make disbursements, keep an accurate record of all transactions with respect to the Escrow Funds, hold the Escrow Funds in accordance with the terms of this Agreement and to comply with any other duties expressly set forth in this Agreement. The Escrow Agent shall not have any interest in any Escrow Funds, but shall serve as escrow holder only and have only possession thereof. Nothing contained herein shall be construed to create any obligation or liability whatsoever on the part of the Escrow Agent to anyone other than the parties to this Agreement. There are no third party beneficiaries to this Agreement.

6. Monthly Reports Upon Request. The Escrow Agent shall provide monthly account statements to Pubco and Investor with respect to the Escrow Account. Pubco and Investor shall have one hundred twenty (120) days to object in writing to such reports. If no written notice detailing a party's objections has been received by the Escrow Agent within this period, an acceptance of such reports shall be deemed to have occurred.

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7. Authorized Parties; Reliance. Pubco, the Company, Investor and the Broker agree to provide, on Exhibit A (as it may be amended from time to time) to this Agreement, the names and specimen signatures of those persons who are authorized to issue notices and instructions to the Escrow Agent and execute required documents under this Agreement. The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent is entitled to rely on, and shall be fully protected in relying on, the instructions and notices from any one of the authorized signers, as identified on the attached Exhibit A (as it may be amended from time to time) to this Agreement, from each of Pubco, the Company, Investor and the Broker, either acting alone, until such time as their authority is revoked in writing, or until successors have been appointed and identified by notice in the manner described in Section 13 below.

8. Good Faith. The Escrow Agent shall not be liable for any action taken by it in good faith and reasonably believed by it to be authorized or within the rights or powers conferred upon it by this Agreement and may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

9. Right to Resign. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving such notice in writing of such resignation specifying a date when such resignation shall take effect, which shall be a date not less than sixty (60) days after the date of the notice of such resignation. Similarly, the Escrow Agent may be removed and replaced following the giving of thirty (30) days’ notice to the Escrow Agent by Pubco, the Company and Investor. In either event, Pubco, the Company and Investor shall agree upon a successor Escrow Agent. If Pubco, the Company and Investor are unable to agree upon a successor or shall have failed to appoint a successor prior to the expiration of sixty (60) days following the date of resignation or thirty (30) days following the date of removal, the then-acting Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or otherwise appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto. Any successor Escrow Agent shall execute and deliver to the predecessor Escrow Agent, Pubco, the Company and Investor an instrument accepting such appointment and the transfer of the Escrow Funds and agreeing to the terms of this Agreement.

10. Compensation. The Escrow Agent shall be entitled to receive the fees as set forth on Exhibit B for the services to be rendered hereunder, and to be paid or reimbursed for all reasonable documented out-of-pocket expenses, disbursements and advances, including reasonable documented out-of-pocket attorneys’ fees, incurred or paid in connection with carrying out its duties hereunder, such amounts to be paid by Pubco and/or the Company.

11. Indemnification. Pubco hereby agrees to indemnify the Escrow Agent for, and to hold it harmless against any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Escrow Agent, arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder.

12. Disputes. If a controversy arises among the parties hereto as to whether or not or to whom the Escrow Agent shall transfer all or any portion of any Escrow Funds, or as to any other matter arising out of or relating to this Agreement or any Escrow Funds, the Escrow Agent shall not be required to determine the same, shall not make any transfer of and shall retain the Escrow Funds in dispute without liability to anyone until the rights of the parties to the dispute shall have finally been determined by mutual written agreement of Pubco, the Company and Investor, or by a final non-appealable judgment or order of a Specified Court (as defined below), but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. The Escrow Agent shall be entitled to assume that no such controversy has arisen unless it has received notice of such controversy or conflicting written notices from the parties to this Agreement.

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13. Notices. Except to the extent expressly set forth herein, all notices and communications hereunder shall be in writing and shall be deemed to be given if (a) delivered personally, (b) sent by facsimile or email (with affirmative confirmation of receipt), (c) sent by recognized overnight courier that issues a receipt or other confirmation of delivery or (d) sent by registered or certified mail, return receipt requested, postage prepaid to the parties as follows:

If to the Company or Pubco, to:

Reebonz Holding Limited
5 Tampines North Drive 5
Singapore 528548
Attn: Samuel Lim Kok Eng
Facsimile No.: 011 65 6499 9443
Telephone No.: 011 65 6511 8475
Email: samuel.lim@reebonz.com

with copies (which will not constitute notice) to:

Dentons Rodyk & Davidson LLP
80 Raffles Place, #33-00 UOB Plaza 1
Singapore 048624
Attn: S. Sivanesan
Facsimile No.: 011 65 6532 1838
Telephone No.: 011 65 6885 3685
Email: sivanesan.s@dentons.com

and

Draper Oakwood Investments, LLC
55 East 3rd Ave.
San Mateo, CA 94401, USA
Attn: Aamer Sarfraz
Telephone No.: +44-777-049-0449
Email: aamer@draperoakwood.com

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105, USA
Attn: Stuart Neuhauser, Esq. and Douglas Ellenoff, Esq.
Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300
Email: sneuhauser@egsllp.com; ellenoff@egsllp.com

If to Investor, to: S4 Limited 5 Church Mount London, N2 0RW, United Kingdom Attn: Robert Salem, Director Email: rsalem@durationam.com Tel: +44 77 6802 0999 with a copy (which will not constitute notice) to:

Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
Attn: Giovanni Caruso, Esq.
Facsimile No.: (212) 937-3943
Telephone No.: (212) 407-4866
Email: gcaruso@loeb.com

4

If to the Broker, to: Cowen and Company, LLC 262 Harbor Drive Stamford, CT. 06902 Attn: Tim Manning, Managing Director Special Situations Telephone No.: (646) 616-3062 Email: Timothy.manning@cowen.com

If to the Escrow Agent, to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: Francis Wolf & Patrick Small
Email: fwolf@continentalstock.com; psmall@continentalstock.com
Telephone No: (212) 845-3233

or at such other address as any of the above may have furnished to the other parties in a notice duly given as provided herein. Any such notice or communication given in the manner specified in this Section 13 shall be deemed to have been given (i) on the date personally delivered or transmitted by facsimile or email (with affirmative confirmation of receipt), (ii) one (1) Business Day after the date sent by recognized overnight courier that issues a receipt or other confirmation of delivery or (iii) three (3) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid.

14. Term. This Agreement shall terminate upon the final, proper and complete distribution of all Escrow Funds in accordance with the terms hereof; provided, that Pubco’s obligations under the last sentence of Section 11 hereof shall survive any termination of this Agreement.

15. Entire Agreement. The terms and provisions of this Agreement (including the Exhibits hereto, which are hereby incorporated by reference herein) constitute the entire agreement between the Escrow Agent and the other parties hereto with respect to the subject matter hereof; provided, that nothing herein shall affect the Backstop Agreement or the Business Combination Agreement, or any of the rights or obligations of the respective parties thereunder. The actions of the Escrow Agent shall be governed solely by this Agreement.

16. Amendment; Waiver. This Agreement may be amended or modified only by a written instrument duly signed by the parties hereto, and any provision hereof may be waived only by a written instrument duly signed by the party against whom enforcement of such waiver is sought.

17. Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or entities or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

18. Further Assurances. From time to time on and after the date hereof, Pubco, the Company and Investor shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

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19. Accounting. In the event of the resignation or removal of the Escrow Agent, upon the termination of this Agreement or upon demand at any time of any of Pubco, the Company or Investor under reasonable circumstances, the Escrow Agent shall render to Pubco, the Company, Investor and the successor escrow agent (if any) an accounting (free of charge) in writing of the property constituting the Escrow Funds.

20. Interpretation. The parties acknowledge and agree that: (a) this Agreement is the result of negotiations between the parties and will not be deemed or construed as having been drafted by any one party, (b) each party and its counsel have reviewed and negotiated the terms and provisions of this Agreement (including any Exhibits attached hereto) and have contributed to its revision and (c) the rule of construction to the effect that any ambiguities are resolved against the drafting party will not be employed in the interpretation of this Agreement. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, unless the context otherwise requires: (i) words of the masculine, feminine or neuter gender will include the masculine, neuter or feminine gender, and words in the singular number or in the plural number will each include, as applicable, the singular number or the plural number; (ii) reference to any person or entity includes such person’s or entity’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a person or entity in a particular capacity excludes such person or entity in any other capacity; (iii) reference to any law means such law as amended, modified codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder; (iv) any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent and references to all attachments thereto and instruments incorporated therein; (v) the words “herein, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; (vi) the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation”; (vii) any reference herein to “dollars” or “$” shall mean United States dollars; and (viii) reference to any Section or Exhibit means such Section hereof or Exhibit hereto.

21. Successors and Assigns. This Agreement and the rights and obligations hereunder may not be assigned without the prior written consent of each of the parties hereto (such consent not to be unreasonably withheld, delayed or conditioned), and any purported assignment without such consent shall be null and void ab initio. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

22. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor will any single or partial exercise of any such right preclude any other (or further) exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to or exclusive of, any rights or remedies otherwise available to a party hereunder.

23. Governing Law; Venue. The terms and provisions of this Agreement shall be construed and enforced in accordance with the laws of the State of New York without reference to its conflict of law provisions. Subject to Section 12, each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any state or federal court located in New York, New York (or in any appellate court thereof) (the “Specified Courts”), in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons or entities and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

6

24. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION, CLAIM, CAUSE OF ACTION OR OTHER LEGAL PROCEEDING BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH LITIGATION, CLAIM, CAUSE OF ACTION OR OTHER LEGAL PROCEEDING SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES HERETO FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

25. Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

26. U.S. Patriot Act. Pubco, the Company and Investor agree to provide the Escrow Agent with the information reasonably requested by the Escrow Agent to verify and record Pubco’s, the Company’s and Investor’s respective identities pursuant to the Escrow Agent’s procedures for compliance with the U.S. Patriot Act and any other applicable laws.

27. Representations of the Parties. Each of the parties hereto hereby represents and warrants that as of the date hereof: (a) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and all such actions have been duly and validly authorized by all necessary proceedings; and (b) this Agreement has been duly authorized, executed and delivered by it, and constitutes a legal, valid and binding agreement of it.

{Remainder of Page Intentionally Left Blank; Signature Page Follows}

7

IN WITNESS WHEREOF, the undersigned have executed this Escrow Agreement as of the day and year first above written.

The Escrow Agent:

CONTINENTAL STOCK TRANSFER
& TRUST COMPANY

By:
Name:
Title:

The Company:

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC.

By:
Name: Aamer Sarfraz
Title: Chief Executive Officer

Pubco:

DOTA HOLDINGS LIMITED

By:
Name: Aamer Sarfraz
Title: Director

Investor:

S4 LIMITED

By:
Name: Robert Salem
Title: Director

The Broker:

COWEN AND COMPANY, LLC.

By:
Name:
Title:

{Signature Page to Escrow Agreement}

EXHIBIT A
AUTHORIZED SIGNERS

Pubco:

Name	Telephone Number	Specimen Signature

1.

2.

The Company:

Name	Telephone Number	Specimen Signature

1.

2.

Investor:

Name	Telephone Number	Specimen Signature

1.

2.

The Broker:

Name	Telephone Number	Specimen Signature

1.

2.

EXHIBIT B
FEE INFORMATION

Acceptance Fee and Administration fee, first account	$5,500.00
2nd and subsequent accounts, each	$2,750.00

The acceptance fee and administration fee covers all account set-up services, the review, negotiation and execution of this Agreement, KYC, OFAC and USA Patriot Act due diligence, claim instructions and release instructions, on-going account, compliance review, records retention, and escheat services. The acceptance fee and administration fee is due and payable upon the effective date of appointment.

See assumptions for duration.

Investment Management Fee	$3,500.00
2nd and each subsequent accounts, each	$1,750.00

The investment management fee covers the investment and reinvestment of the Escrow Funds as contemplated by Section 2 of the Escrow Agreement.

Payment processing, per disbursement (first 5 at no additional cost)	$50.00

Out-of-pocket expenses	At cost

Out-of-pocket expenses when applicable will be billed at cost at the sole discretion of Continental Stock Transfer & Trust Company.

Extraordinary services	Market rate

Fees for services not specifically covered in this schedule will be billed in accordance with our prevailing rates for such services.

These costs may include, but are not limited to, review of IRS Form W-8IMY for foreign holders, shareholder presentment status updates, shareholder record adjustments, electronic copies of shareholder presentments and non-standard shareholder records.

Notwithstanding the provisions above, if there are multiple escrow accounts established in connection with the Backstop Agreement and Other Guaranteed Agreements (as defined in the Backstop Agreement), (i) with respect to the first such escrow account (whether pursuant to this Agreement or another escrow agreement with the Escrow Agent) the acceptance fee and administration fee shall be $5,500.00 and the investment management fee shall be $3,500.00, and (ii) with respect to each additional escrow account (whether pursuant to this Agreement or another escrow agreement with the Escrow Agent) the acceptance fee and administration fee shall only be $2,750.00 and the investment management fee shall only be $1,750.00.

Assumptions

This proposal is based upon the following assumptions with respect to the role of escrow agent. Should any of the assumptions, duties or responsibilities change, we reserve the right to affirm, modify or rescind this proposal.

●	The period of this Agreement is 4 months. Beyond this duration, a fee of $400.00/month will be in effect ($200/month per 2nd and each additional account).

●	Continental will be provided W-9/appropriate W-8 forms and payment instructions for disbursements.

Terms and conditions

●	Invoices outstanding for over 30 days are subject to a 1.5% per month late payment penalty.

●	Acceptance of the appointment described in this proposal is subject to compliance with the requirements of the USA Patriot Act of 2001 described below, Continental Stock Transfer & Trust Company satisfactory review of all governing documents, and the execution of the governing documents by all parties.

●	This fee proposal may not be modified except in writing and will be deemed accepted upon your execution of the paying agent agreement.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person (individual, corporation, partnership, trust, estate or other entity recognized as a legal person) for whom we open an account.

What this means for you: Before we open an account, we will ask for your name, address, date of birth (for individuals), TIN/EIN or other information that will allow us to identify you or your company. For individuals, this could mean identifying documents such as a driver’s license. For a corporation, partnership, trust, estate or other entity recognized as a legal person, this could mean identifying documents such as a Certificate of Formation from the issuing state agency.

Exhibit B
Registration Rights

1.	Pubco agrees that, within thirty (30) calendar days after the Closing, it will file with the SEC (at Pubco’s sole cost and expense) the Investor Resale Registration Statement registering the resale of the Additional Shares and, if applicable, any Affiliate Shares, and Pubco shall use its commercially reasonable efforts to have the Investor Resale Registration Statement declared effective as soon as practicable after the filing thereof. Pubco agrees that it will cause such Investor Resale Registration Statement (or another registration statement, which may be a “shelf” registration statement, which replacement registration statement shall be considered the Investor Resale Registration Statement for purposes hereof) to remain effective until the earlier of (i) one (1) year after the Closing, (ii) the first date on which Investor can sell all of its Additional Shares and, if applicable, Affiliate Shares under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold or (iii) until all of the Additional Shares and, if applicable, Affiliate Shares have been sold by Investor.

2.	Pubco’s obligations to include the Additional Shares and Affiliate Shares of Investor in the Registration Statement are contingent upon Investor furnishing in writing to Pubco such information regarding Investor, the securities of Pubco held by Investor and the intended method of disposition of the Additional Shares and Affiliate Shares as shall be reasonably requested by Pubco to effect the registration of such Additional Shares and Affiliate Shares, and shall execute such documents in connection with such registration as Pubco may reasonably request that are customary of a selling stockholder in similar situations. Without limiting the foregoing, Investor agrees to disclose to Pubco upon request Investor’s beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act. Investor shall be responsible for any fees or commissions due to the Broker or any underwriter in connection with the sale of the Additional Shares or Affiliate Shares under the Investor Resale Registration Statement. Notwithstanding anything to the contrary contained herein, any sales of Additional Shares or Affiliate Shares under the Investor Resale Registration Statement shall be consistent with the provisions of this Agreement, including the requirement that such sales be effected by the Broker.

3.	Notwithstanding anything to the contrary contained herein, Pubco may suspend the use of any Investor Resale Registration Statement if it determines in the opinion of counsel for Pubco that in order for the Investor Resale Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, as amended; provided, that, Pubco shall use commercially reasonable efforts to make such Investor Resale Registration Statement available for the sale by Investor of the Additional Securities and, if applicable, Affiliate Shares, as soon as practicable thereafter.

4.	With respect to the Additional Shares or Affiliate Shares of Investor included the Investor Resale Registration Statement:

(a)	To the extent permitted by applicable law and SEC rules and policies, Pubco will indemnify and hold harmless Investor from and against any and all loss, damage, claim or liability (joint or several) to which Investor may become subject under the Securities Act, the Exchange Act, or other federal or state securities law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement of a material fact contained in the Investor Resale Registration Statement; (ii) any omission to state in the Investor Resale Registration Statement a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation by Pubco (or any of its Representatives) of the Securities Act, the Exchange Act, any state securities law (collectively, “Registration Damages”); and Pubco will pay to Investor any legal or other expenses reasonably incurred by Investor in connection with investigating or defending any claim or proceeding from which Registration Damages may result; provided, however, that the foregoing indemnity shall not apply to the extent that any such Registration Damages arise solely out of, result solely from or are solely based upon information provided by Investor in the Investor Resale Registration Statement or actions or omissions made by Pubco or its Representatives in reliance upon and in conformity with information furnished by or on behalf of Investor for use in connection with the Investor Resale Registration Statement; provided, further, that Pubco shall not be responsible to indemnify for any amounts paid in settlement of any claim or proceeding if such settlement is effected without the consent of Pubco, which consent shall not be unreasonably withheld, delayed or conditioned.

B-1

(b)	To the extent permitted by applicable law and SEC rules and policies, Investor will indemnify and hold harmless Pubco, its Representatives (including any underwriter under the Securities Act), any other security holder of Pubco selling securities in the Investor Resale Registration Statement and any controlling person (as defined in the Securities Act) of any such persons or entities from and against any and all Registration Damages, in each case only to the extent that such Registration Damages arise solely out of, result solely from or are based solely upon information provided by Investor in the Investor Resale Registration Statement or actions or omissions made by Pubco or its Representatives in reliance upon and in conformity with information furnished by or on behalf of Investor for use in connection with the Investor Resale Registration Statement; and Investor will pay to Pubco and each other aforementioned indemnified person or entity any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Registration Damages may result, as such expenses are incurred; provided, that Investor shall not be responsible to indemnify for any amounts paid in settlement of any claim or proceeding if such settlement is effected without the consent of Investor, which consent shall not be unreasonably withheld, delayed or conditioned; provided, further, that, except in the case of fraud claims, in no event shall any indemnification obligation of such Investor under this paragraph exceed the net proceeds from the offering and sale of Additional Shares and Affiliate Shares actually received by Investor, together with any payments for Investor’s Shortfall with respect to such Additional Shares and Affiliate Shares in accordance with the terms of this Agreement.

B-2

Exhibit C
Sale Conditions

1.	Subject to the limitations set forth in this Exhibit C, the Broker is authorized by Investor during the Resale Period to sell on any national securities exchange, over-the-counter market or automated trading system on which Pubco Ordinary Shares are then traded all of the Securities of Investor that are freely tradeable or have been registered for resale under the Investor Resale Registration Statement. Such authorization shall be for the Broker to sell during each Trading Day in the Resale Period the maximum amount of Securities that it can sell subject to the limitations set forth in this Exhibit C. The authorization by Investor of the Broker hereunder shall be irrevocable without the prior written consent of Pubco.

2.	Investor directs the Broker to execute the sales of the Securities under this Exhibit C under ordinary principles of best execution. Except as otherwise set forth in this Exhibit C, the timing and execution of all sales of Securities will be made at the sole discretion of the Broker; provided, that the Broker will use its commercially reasonable efforts (i) to sell on each Trading Day during the Resale Period the maximum amount of Securities that can be sold in accordance with this provisions of this Exhibit C and (ii) to effect such sales in a manner not disruptive to the market. Investor will provide no other instruction or guidance to the Broker with respect to any sales of Securities.

3.	In the event that the price per share for any sale of Securities is to be less than $6.00 per share (as equitably adjusted for share splits or dividends, combinations, recapitalizations and the like after the Closing), the Broker shall first offer Pubco the right (for a period of two (2) trading hours) to purchase such Securities at the then current market price rather than selling such Securities in the open market.

4.	If at the time any sale is to be made, Investor is an Affiliate of Pubco or shall have been an Affiliate of Pubco at any time during the ninety (90) days immediately before the sale, the Broker shall not effect the sale of Securities for Investor unless there is an effective registration statement under the Securities Act covering the sale of such Securities. Notwithstanding anything to the contrary contained herein, the Broker shall not be required to effect any sale hereunder if it reasonably believes in good faith based on the advice of counsel that the Broker would be deemed to be an underwriter under the Securities Act with respect to such sale.

5.	All sales of the Securities and the Pubco Ordinary Shares held by the Other Guaranteed Investors under their respective Other Guaranteed Agreements (collectively with the Securities, the “Guaranteed Resale Securities”) that are then available for sale as freely-tradeable securities under the Securities Act or under an effective registration statement under the Securities Act covering such sale (the “Available Guaranteed Resale Securities”) shall be effected by the Broker pro rata among Investor and the Other Guaranteed Investors in accordance with the number of Available Guaranteed Resale Securities owned.

6.	The amount of Guaranteed Resale Securities sold by the Broker, together with all sales of Guaranteed Resale Securities sold by the Broker for the account of Investor and the Other Guaranteed Investors within the preceding month, shall not exceed the greatest of: (a) one-quarter percent (0.25%) of the Pubco Ordinary Shares outstanding; or (b) one quarter (1/4) of the average weekly reported volume of trading in Pubco Ordinary Shares on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four (4) calendar weeks preceding the date of the sale.

7.	In the event that at the end of each thirty (30) day period during the Resale Period, Investor has not received (directly or through the Broker Account) at least $333,333.33 in Net Proceeds from the sales of Securities during the prior thirty (30) day period, upon the written request of Investor to Pubco, Pubco shall, within two (2) Business Days after receipt of such written request, purchase from Investor a number of Securities (first Additional Shares and then Backstop Shares) equal in dollar amount to the difference between $333,333.33 and the actual Net Proceeds received (directly or through the Broker Account) by Investor during such prior thirty (30) day period, with each of the Securities valued at a price per share equal to the VWAP (as defined in the Business Combination Agreement) of the Pubco Ordinary Shares over the ten (10) Trading Days ending on the close of business on the principal securities exchange or securities market on which the Pubco Ordinary Shares are then traded as of the last day of such thirty (30) day period (as equitably adjusted for share splits or dividends, combinations, recapitalizations and the like during such ten Trading Day period). For the avoidance of doubt, Pubco shall not use the Escrow Funds in making such purchase under this paragraph.

C-1

8.	Notwithstanding anything to the contrary in this Exhibit C, in the event that the event that the price per share for any sale of Securities is to be greater than the Redemption Price (as equitably adjusted for share splits or dividends, combinations, recapitalizations and the like after the Closing), the Broker shall be free to make such sale without regards to the restrictions set forth in paragraph 6 of this Exhibit C.

9.	All such sales shall be effected as:

(a)	brokers’ transactions within the meaning of section 4(4) of the Securities Act, including transactions referred to in Rule 144(g) under the Securities Act;

(b)	transactions directly with a market maker, as that term is defined in section 3(a)(38) of the Exchange Act; or

(c)	riskless principal transactions where: (i) the offsetting trades must be executed at the same price (exclusive of an explicitly disclosed markup or markdown, commission equivalent, or other fee); (ii) the transaction is permitted to be reported as riskless under the rules of a self-regulatory organization; and (iii) the requirements of the following paragraphs of Rule 144 under the Securities Act): (g)(2)(applicable to any markup or markdown, commission equivalent, or other fee), (g)(3), and (g)(4) of Rule 144 are met.

10.	The Broker shall not be required to sell any Securities hereunder at any time: (i) the Broker reasonably determines that it is prohibited from doing so by a legal, contractual or regulatory restriction applicable to it or its Affiliates or to Investor or Investor’s Affiliates; or (ii) a market disruption, banking moratorium, outbreak or escalation of hostilities or other crisis or calamity has occurred.

11.	No sale may be: (a) the opening (regular way) sale reported in the consolidated system; or (b) effected during the 30 minutes before the scheduled close of the primary trading session in the principal market for the Pubco Ordinary Shares, and the 30 minutes before the scheduled close of the primary trading session in the market where the sale is effected. However, sales may be effected following the close of the primary trading session until the termination of the period in which last sale prices are reported in the consolidated system so long as such sales are effected at prices that do not exceed the lower of the closing price of the primary trading session in the principal market for the Pubco Ordinary Shares and any lower bids or sale prices subsequently reported in the consolidated system, and all of the other Sale Conditions are met. Notwithstanding the foregoing, the sale may not be the opening transaction of the session following the close of the primary trading session.

12.	Sales must be effected at a price that is not lower than the lowest independent ask or the last independent transaction price, whichever is lower, quoted or reported in the consolidated system at the time the sale is effected.

C-2

Exhibit D

Investor Questionnaire

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED BACKSTOP AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE RECEIPT OF BONUS SHARES FROM DOTA HOLDINGS LIMITED (“PUBCO”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING PUBCO AND ITS CONTROLLING PERSONS.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Backstop Agreement by and among Draper Oakwood Technology Acquisition, Inc., a Delaware corporation, Pubco, the investor identified on the signature page thereto and Cowen and Company, LLC (the “Agreement”).

(1) The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which Pubco reasonably deems necessary in order to verify the answers set forth below.

Category A ___

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (except that a mortgage or other debt secured by your primary residence, up to the estimated fair market value of the primary residence as of the Closing, shall not be included as a liability, provided that if the amount of such indebtedness outstanding as of the Closing exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence as of the Closing shall be included as a liability.

Category B ___	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of Pubco.

Category D ___

The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

___________________________________________________________________ ___________________________________________________________________

Category E ___

The undersigned is a private business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

___________________________________________________________________ ___________________________________________________________________

Category F ___

The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or any organization described in Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Additional Shares and with total assets in excess of $5,000,000. (describe entity)

___________________________________________________________________ ___________________________________________________________________

Category G ___

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Additional Shares, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

__________________________________________________________________
__________________________________________________________________

Category H ___

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Investor Questionnaire. (describe entity)

___________________________________________________________________ ___________________________________________________________________

The undersigned agrees that the undersigned will notify Pubco at any time on or prior to the applicable closing in the event that the representations and warranties in this Investor Questionnaire shall cease to be true, accurate and complete.

(2) Suitability (please answer each question)

(a)	Are you familiar with the risk aspects and the non-liquidity of investments such as the Additional Shares for which you seek to acquire?

YES _____     NO _____

(b)	Do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES _____     NO _____

(3) Manner in which title is to be held: (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Company
(g)	Trust
(h)	Other

(4) Are you a U.S. person (as defined in the Securities Act)?

YES _____     NO _____

 (5) FINRA Affiliation.

  Are you affiliated or associated with a member of FINRA (please check one):

YES _____     NO _____

If Yes, please describe:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

*If subscriber is a Registered Representative with a member of FINRA, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA firm acknowledges receipt of the notice required by the Conduct Rules of FINRA.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

{Remainder of page intentionally left blank}

The undersigned is informed of the significance to Pubco of the foregoing representations and answers contained in this Investor Questionnaire and such answers have been provided under the assumption that Pubco will rely on them. The undersigned represents and warrants to Pubco, as or on behalf of the Investor, that the information in this Investor Questionnaire is true, complete and accurate and may be relied upon by Pubco. The Investor understands that a false representation may constitute a violation of law, and that any person or entity who suffers damage as a result of a false representation may have a claim against the Investor for damages

Individual Signature:	Entity Signature:

Signature	Entity Name

By:
Name (Print)	Signature

Date:
Signatory Name (Print)

Title

Date:

Exhibit E

Instruction Letter

See attachment.

E-1

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC.

c/o Draper Oakwood Investments, LLC
55 East 3rd Ave.

San Mateo, CA 94401

December 13, 2018

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, NY 10004

Attn: Steven G. Nelson and Sharmin Carter

Re:	Trust Account No. [ ] - Irrevocable Instruction in Connection with Business Combination

Gentlemen:

Reference is hereby made to that certain Investment Management Trust Agreement between Draper Oakwood Technology Acquisition, Inc. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of September 14, 2017 (the “Trust Agreement”). Any defined term used but not defined herein will have the meaning ascribed to such term in the Trust Agreement.

The Company has entered into (i) that certain Business Combination Agreement, dated as of September 4, 2018 (as amended, the “Business Combination Agreement”), by and among the Company, DOTA Holdings Limited, a Cayman Islands exempted company (“Pubco”), DOTA Merger Subsidiary Inc., a Delaware corporation and a wholly owned subsidiary of Pubco, Draper Oakwood Investments, LLC (solely in the capacity as the Purchaser Representative thereunder), Reebonz, Limited, a Singapore corporation (“Reebonz”), and the shareholders of Reebonz named therein, pursuant to which the parties will consummate a business combination where Reebonz will become a wholly-owned subsidiary of Pubco (the “Business Combination”), (ii) that certain Backstop Agreement, dated as of December 13, 2018 (the “Backstop Agreement”), by and among the Company, Pubco, S4 Limited (“Investor”) and Cowen and Company, LLC (the “Broker”), and (iii) that certain Escrow Agreement, dated as of December 13, 2018 (the “Escrow Agreement”), by and among the Company, Pubco, the Investor and Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”).

This letter constitutes the Company’s irrevocable instruction to the Trustee that upon the consummation of the Business Combination (the “Closing”), subject to written confirmation from the Broker to Trustee that Investor has complied with its obligations under the Backstop Agreement to be satisfied at or prior to the Closing, the Trustee shall disburse from the Trust Account and pay to the Escrow Agent, to be held by the Escrow Agent in an escrow account established by the Escrow Agent under the Escrow Agreement, an amount equal to (the “Escrow Amount”) the product of (x) 1,000,000 multiplied by (y) the price per share to be paid to Public Stockholders who exercise their conversion rights in connection with the Closing of the Business Combination. The Escrow Amount shall be deducted from the Trust Account prior to making any other disbursements pursuant to any other instruction letters provided by the Company in connection with the Closing.

Investor is intended to be and is a third party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of Investor.

By signing below, each person executing this letter certifies that they are duly authorized to execute this agreement on behalf of the entity for which they are signing and to bind such party to all of the terms and conditions contained herein.

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Very truly yours,

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC.

By:
Name:	Aamer Sarfraz
Title:	Chief Executive Officer

S4 LIMITED

By:
Name:	Robert Salem
Title:	Director

Acknowledged and Agreed:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

Name:
Title: